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                       SECURITIES AND EXCHANGE COMMISSION

                          ----------------------------

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 16, 2001

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                              GATX RAIL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         New York                       2-54754                 36-2827991
(State or other jurisdiction     (Commission file            I.R.S. employer
     of incorporation)                 number)            identification number)


                             500 West Monroe Street,
                          Chicago, Illinios 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS

         GATX Rail Corporation is a wholly owned subsidiary of GATX Corporation. On May 14, 2001, GATX Corporation issued the following press release:

         "GATX Corporation (NYSE:GMT) today announced that it plans to pursue a realignment of the legal structure of its subsidiary companies. Currently, GATX's two principal subsidiaries, GATX Rail Corporation and GATX Capital Corporation, are separate legal entities, each with its own shelf registration and debt issuance capability. The planned realignment would ultimately result in a combination of these two companies into a single legal entity. GATX Corporation expects that a single entity structure will result in greater scale and liquidity in the capital markets and lower relative funding costs.
         "The planned combination will not affect GATX Corporation's current reporting segments or the day-to-day operations, management structure and responsibilities, or strategic direction of either GATX Rail or GATX Capital.

COMPANY DESCRIPTION
         "GATX Corporation (NYSE:GMT) is a unique finance and leasing company combining asset knowledge and services, structuring expertise, creative partnering and risk capital to serve customers and partners worldwide. GATX Corporation provides leasing and financial services responsive to the specialized needs of a range of businesses. GATX Corporation specializes in railcar and locomotive operating leasing, aircraft operating leasing, information technology leasing, venture finance, and financing solutions for customers in diverse industrial sectors worldwide.

FORWARD LOOKING STATEMENTS
         "This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected."


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                      GATX RAIL CORPORATION
                                                 ------------------------------
                                                         (Registrant)

                                                      /s/ Brian A. Kenney
                                                 -------------------------------
                                                          Brian A. Kenney
                                                          Vice President
                                                    (Duly Authorized Officer)



Date:  May 16, 2001